     UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported):  3/15/10

TREVENEX RESOURCES, INC.

 (Exact name of registrant as specified in charter)

Commission File Number:  000-53493

Nevada	98-0408708
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25 West Cataldo, Suite A Spokane, Washington	99202
(Address of principal executive offices)	(Zip Code)

(509) 869-6877
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On March 15, 2010, Trevenex Resources, Inc. (“TRI”) entered into a five year Exclusive Marketing, Distribution and License Agreement with VyseTECH Asia Sdn Bhd, (“VTA”) a Malaysian corporation, with its principle place of business at A-1-5 Jaya One, 72A Jalan Universiti, 46200 Petaling Jaya, Selangor, Malaysia.  The License Agreement relates to TRI acquiring the exclusive marketing rights for products developed by VTA and related Voice Over Internet Protocal (“VoIP”) services for the express purpose of selling products and related VoIP services in North America.  Subject to reaching certain goals, TRI will be authorized to continue to sell VTA’s products and related VoIP services on an exclusive basis for the term of this Agreement and sell in the Territory on an exclusive basis.  In the event TRI does not meet certain minimum sales volumes, the agreement will revert to a non-exclusive agreement.  The provisions of the agreement require TRI to make a onetime only license fee payment to VTA in the amount of $500,000, within six months of the execution of the agreement.  In addition to the onetime only payment, TRI will be required to pay a royalty equivalent to two percent (2%) of the gross sales by TRI which will be due and payable on or before each anniversary of the Effective Date of the Agreement.  The royalty will remain due in perpetuity and continue to be paid beyond the life of any Patents.  TRI plans to undertake a private placement of common stock to raise the necessary funds to pay the license agreement and provide operating capital to launch this new business.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 - Regulation FD Disclosure.

A copy of the  Exclusive Marketing, Distribution and License Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01- Financial Statements and Exhibits.

(c)  Exhibits

10.1	Exclusive Marketing, Distribution and License Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENEX RESOURCES, INC. (Registrant)

Date: March 16, 2010	By:	/s/ Scott Wetzel
Scott Wetzel President and CEO